Filed electronically with the Securities and Exchange Commission on November 19, 1999

                                                               File No. 33-12938
                                                               File No. 811-5076

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /    /

                           Pre-Effective Amendment No.                    /    /
                         Post-Effective Amendment No. 13
                                                      ----                /  X /
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   /    /

                                Amendment No. 14
                                              ----                        /  X /


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, Illinois
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

            Registrant's Telephone Number, including Area Code: (312) 537-7000

                 Philip J. Collora, Vice President and Secretary
                        Scudder Kemper Investments, Inc.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/    /  Immediately upon filing pursuant to paragraph (b)
/    /  60 days after filing pursuant to paragraph (a) (1)
/    /  75 days after filing pursuant to paragraph (a) (2)
/    /  On __________________ pursuant to paragraph (b)
/  X /  On February 1, 2000 pursuant to paragraph (a) (1)
/    /  On __________________ pursuant to paragraph (a) (2) of Rule 485.

        If appropriate, check the following box:
/    /  This post-effective amendment designates a new effective date for a previously filed post-effective amendment

February 1, 2000
Prospectus
TAX-EXEMPT CALIFORNIA
MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


THE FUND AND ITS
PORTFOLIO
         2        The Fund's Goal And Strategy
         3        The Risks Of Investing In
                  The Fund
         4        Performance
         5        How Much Investors Pay
         6        Other Policies And Risks
         7        Management Team
         8        Financial Highlights

YOUR INVESTMENT IN THE FUND
         10       Policies You Should Know About
         18       Understanding Distributions
                  And Taxes


Ticker Symbol              TXCXX
Tax-Exempt California
Money Market Fund

The Fund's Goal and Strategy

The fund seeks maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital. It does this by investing at least 65% of total assets in California municipal securities. Normally, the fund invests between 80% and 100% of its total assets in tax-exempt California municipal securities.

The fund may buy many types of municipal securities, including industrial development bonds, but any security the fund buys has to meet the standards for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

The Risks Of Investing In The Fund

Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

As with most money market funds, the most important factor is market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations, or the state's economy could be hurt by natural disasters. In addition, industrial development bonds in which the fund invests are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency.

This fund may appeal to California taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity, and stability that a money fund is designed to offer.


Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year
1990    1991    1992     1993     1994    1995     1996     1997     1998   1999
Best quarter: 0.00%, Q0 1990        YTD return as of 9/30/1999: 0.00%
Worst quarter: -0.00%, Q0 1990

Average Annual Total Returns as of 12/31/1999
1 Year   5 Years  10 Years
To find out the fund's current seven-day yield, call 1-(800) 231-8568.


How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly.

Fee Table
Shareholder Fees (%) (paid directly from your investment)              None
Annual Operating Expenses (%) (deducted from fund assets)
         Management Fee                                                0.00%
         Distribution (12b-1) Fee                                      0.00
         Other Expenses*                                               0.00
Total Annual Operating Expenses                                        0.00

* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

Based on the costs in the fee table, the example is designed to help you compare the this fund's expenses to those of other funds. The example assumes you invested $10,000, earned 5 percent annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example
1 Year            3 Years           5 Years         10 Years
$0,000            $0,000            $0,000           $0,000


Other Policies And Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as taxable money market securities. This would mean that the fund was not pursuing its goal.

o The investment advisor establishes a security's credit grade when it buys the security, using independent ratings or, for unrated securities, its own credit analysis. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interest.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Year 2000 Readiness

Like all mutual funds, this fund could be affected by the inability of some computer systems to recognize the year 2000. The advisor has a year 2000 readiness program designed to address this problem, and has researched the readiness of suppliers and business partners as well as issuers of securities the fund owns. Still, there's some risk that the year 2000 problem could materially affect the fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

This prospectus doesn't tell you about every policy or risk of investing in the fund.
For more information on these, you may want to request a copy of the Statement of Additional Information (the back cover has information on how to do this).

Who Manages the Fund

The Investment Advisor

The investment advisor for the fund is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $xxx billion in assets under management.

The fund is managed by a team of investment professionals, who individually represent different areas of expertise and who together develop investment strategies and make buy and sell decisions. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment advisor, Scudder Kemper receives a management fee from the fund. For the 12 months through the most recent fiscal year end, the actual amount the fund paid in management fees was ______% of average daily net assets.

The Portfolio Manager

The portfolio managers handle the day-to-day management of the funds. The lead manager for the fund is Frank Rachwalski Jr.. Mr. Rachwalski began his investment career when he joined the advisor in 1973.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

Tax-Exempt California Money Market Fund

Years ended September 30,                  1999    1998     1997     1996     1995
Net asset value, beginning of period       $00.00   $00.00   $00.00   $00.00   $00.00
         Net investment income                .00      .00      .00      .00      .00
         Distributions from net
investment income                             .00      .00      .00      .00      .00


Net asset value, end of period              00.00    00.00    00.00    00.00    00.00
Total return                                00.00    00.00    00.00    00.00    00.00
Ratios and supplemental data
Net assets, end of period ($millions)       0,000    0,000    0,000    0,000    0,000
Ratio of operating expenses to
average daily net assets (%)                   00      .00      .00      .00      .00
Ratio of investment income to
average daily net assets (%)                  .00     0.00     0.00     0.00     0.00


YOUR INVESTMENT IN THE FUND

The following pages describe the main policies associated with buying and selling shares of the fund. There is also information on dividends and taxes and other matters that may affect you as a fund shareholder.

Because this fund is available only through an investment provider, such as a financial institution or workplace retirement plan, you should contact a representative of your investment provider for instructions on how to buy or sell fund shares.


Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your investment provider contradict the information given here, you should follow the information in your provider's materials. Please note that an investment provider may charge its own fees.

Rule 12b-1 Plan

The fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the fund that are used by Kemper Distributors, Inc., as principal underwriter, to pay for distribution and other services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. Normally, the fund calculates its share price three times every business day:

o        11 a.m. Central time

o        as of the close of regular trading on the Exchange (typically 3 p.m.
Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading)

o        8 p.m. Central time

The fund may also be open, and may calculate its share price, on any other day where both of these cases apply:

o there is enough trading in the fund's investments that its net asset value might be affected

o        the fund has received orders to buy or sell shares

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representive of your investment provider should be able to tell you when your order will be processed.

Wire transactions that arrive by 11 a.m. Central time will receive that day's dividend. Wire transactions received between 11 a.m. Central time and 3 p.m. central time will start to accrue dividends the next business day. Investment by check will be effective at 3 p.m. Central time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 11 a.m. Central time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

When you want to sell more than $50,000 worth of shares, or have the proceeds sent to someone other than the shareholder of record at the address of record, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokerages and most banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

If you purchased your shares from the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Kemper Funds
Attention: Redemption Department
P.O. Box 419557
Kansas City, MO 64141-6557

Money from shares you sell is normally sent out within one business day of when your order is received in good order, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances prompt the SEC to allow further delays.

Minimum investments are as follows:
o        Minimum initial investment: $1,000
o        Minimum additional investment: $100
o        Minimum investment with an automatic investment plan: $50

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

How the funds calculate share price

The fund's share price is its net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

Total assets - Total liabilities    /
Total number of shares outstanding
=        NAV

In valuing securities, we typically use the amortized cost method (the method used by most money market funds). However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's board. In such a case, the fund's value for a security is likely to be different from the quoted market price.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31 percent of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1 percent of the fund's assets, whichever is less

o change, add or withdraw various services, fees and account policies

o reject or limit purchases of shares for any reason

o withdraw or suspend any part of the offering made by this prospectus


Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to declare income dividends daily, and pay them monthly. The fund may make short- or long-term capital gains distributions in November or December, and may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from the fund are generally tax-free for most shareholders, meaning that investors can receive them without incurring federal and California state income tax liability. However, there are a few exceptions:

o a portion of the fund's dividends may be taxable as a ordinary income if it came from investments in taxable securities

o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o income may be subject to local tax and tax from states other than California

The following tables show the usual tax status of transactions in fund shares as well as that of any taxable distribution from the fund:

Generally taxed at ordinary income rates

o short-term capital gains from selling fund shares

o income dividends you receive from the fund

o short-term capital gains distributions received from the fund

Generally taxed at capital gains rates

o long-term capital gains from selling fund shares

o long-term capital gains distributions received from the fund

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 231-8568.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper Funds or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330
Kemper Funds
811 Main Street
Kansas City, Missouri 64105
www.kemper.com
Tel (800) 231-8568
SEC File Number
Tax-Exempt California
Money Market Fund          811-5706

PRINCIPAL UNDERWRITER
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048
XXXX-0 (2/1/00) 000000

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Tax-Exempt California Money Market Fund (the "Fund") dated February 1, 2000. The prospectus may be obtained without charge from the Fund by calling or writing the firm from which the prospectus was obtained, and is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).




                                TABLE OF CONTENTS



INVESTMENT RESTRICTIONS..................................................6

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS..........................8

MUNICIPAL SECURITIES....................................................10

INVESTMENT ADVISER AND SHAREHOLDER SERVICES.............................13

PORTFOLIO TRANSACTIONS..................................................17

PURCHASE AND REDEMPTION OF SHARES.......................................18

DIVIDENDS, NET ASSET VALUE AND TAXES....................................20

PERFORMANCE.............................................................21

OFFICERS AND TRUSTEES...................................................25

SPECIAL FEATURES........................................................27

SHAREHOLDER RIGHTS......................................................28

APPENDIX -- RATINGS OF INVESTMENTS......................................30


The financial statements appearing in the Fund's Annual Report to Shareholders dated September 30, 1999 are incorporated herein by reference. The Fund's Annual Report to Shareholders accompanies this Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund's shares.

The Fund has elected to be classified as a diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, the Fund may not:

1. Purchase securities or make investments other than in accordance with its investment objective and policies.

2. Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.


3. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

4. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

5. Invest more than 5% of the Fund's total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

6. Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

7. Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements made by the Fund are permitted within the limitations of this paragraph. The Fund will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

8. Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

9. Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

10.  Purchase  or retain the  securities  of any issuer if any of the  officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

11. Invest for the purpose of exercising control or management of another issuer.

12. Invest in commodities or commodity futures contracts or in real estate except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate.

13. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

15. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

16.  Issue senior securities as defined in the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund may invest more than 25% of its total assets in industrial development bonds. The Fund did not borrow money as permitted by investment restriction number 7 during its latest fiscal year, and it has no present intention of borrowing during the current year.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Adviser"), in its discretion, might, but is not required to, use in managing the Fund's assets. The Adviser may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

The Fund described in this Statement of Additional Information seeks to maintain a net asset value of $1.00 per share.


The investment objective of the Fund is maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality municipal obligations, the income from which is exempt from federal and State of California income taxes. The Fund is a money market mutual fund that has been designed to provide investors with professional management of short-term investment dollars. The Fund pools individual and institutional investors' money which it uses to buy tax-exempt money market instruments. Because the Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions. Its investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Because of their short maturities, liquidity and high quality, money market instruments, such as those in which the Fund invests, are generally considered to be among the safest available. There can be no assurance that the Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Under normal market conditions, the Fund attempts to invest 100%, and will invest at least 80%, of its total assets in tax-exempt debt obligations issued by or on behalf of the State of California and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities") and will invest at least 65% of its total assets in tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends, Net Asset Value and Taxes" as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental. Dividends to the extent of interest income received on California Municipal Securities will be exempt from both federal and State of California income tax provided at least 50% of the Fund's total assets are invested in California Municipal Securities. Such dividend income may be subject to local taxes. See "Dividends, Net Asset Value and Taxes." The Fund's assets will consist of Municipal Securities, temporary investments, as described below, and cash.


The Fund will invest only in Municipal  Securities that at the time of purchase:
(a) are rated within the two highest ratings of municipal securities (Aaa or Aa) assigned by Moody's Investors Service, Inc. ("Moody's") or (AAA or AA) assigned by Standard & Poor's Corporation ("S&P"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined by the investment adviser to be at least equal in quality to one or more of the above ratings. In addition, the Fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act").

The investment objective of the Fund and the investment policies set forth in the three preceding paragraphs are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined below.

From time to time, a significant portion of the Fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund's primary intention to generate income dividends that are not subject to federal or State of California income taxes. See "Dividends, Net Asset Value and Taxes."

The Fund may also engage in "reverse repurchase agreements," that are repurchase agreements in which the Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by the Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the Municipal Securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.


The Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 currently provides that a single state money fund shall not, as to 75% of its total assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows the Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since the Fund is concentrated in securities issued by the state of California or entities within the state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be subject to more risk than an investment in other types of money market funds.


Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangements for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment adviser revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers, which are determined by the Fund's investment adviser to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Fund's securities at amortized cost, the maturity of Municipal Securities will not be considered shortened by any Standby Commitment to which such security is subject.

The Fund may invest in certain Municipal Securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Notes"). The interest rate on Variable Rate Notes ordinarily is determined by reference to or is a percentage of a bank's prime rate, the 90 day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, or some similar objective standard. Generally, the changes in the interest rate on Variable Rate Notes reduce the fluctuation in the market value of such notes. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Variable Rate Loan Participations are similar to Variable Rate Notes except they are made available through a commercial bank, which arranges the tax-exempt loan. Variable Rate Notes and Variable Rate Loan Participations typically are bought and sold among institutional investors. The Fund currently intends to invest a substantial portion of its assets in Variable Rate Notes and Variable Rate Loan Participations. Variable Rate Demand Notes have a demand feature which entitles the purchaser to resell the securities at par value. The rate of return on Variable Rate Demand Notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of one year. The Fund determines the maturity of variable rate instruments in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment adviser considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. The Fund's investment adviser anticipates that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Fund may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them purchased on the date when it commits itself to the purchase.

A security purchased on a when-issued basis, like all securities held in the Fund's portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and depreciate in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the net asset value of the Fund's shares will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value."

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of securities may result in the realization of gains that are not exempt from federal or State of California income tax.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields.

In seeking to achieve its investment objective, the Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

Municipal Securities that the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Examples of Municipal Securities which are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which litigation ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

The following information as to certain California risk factors is given to investors because the Fund concentrates its investments in California State and local municipal securities. Such information constitutes only a brief summary, does not purport to be a complete description, and is based upon information from official statements relating to securities offerings of the state of California and various California issuers. [THIS STATE-SPECIFIC SECTION TO BE UPDATED BY OUTSIDE COUNSEL]

As described in the Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

The State of California's economy continues to improve. As one of the last states to emerge from the recession, California is now leading the country in job growth. The State's employment make-up shift from defense and aerospace industries to technology, multimedia, and trade has lead the State through this recovery. The unemployment rate is trending down; personal income continues to increase; deficit borrowing has ceased; and the State is attempting to replenish its thin reserves.

On an unaudited basis, California finished FY98 with an operating surplus in its General Fund of approximately $2.2 billion, 4% of General Fund revenues. Some of this surplus has been added to the State's Special Fund for Economic Uncertainties (SFEU), bringing the balance of that fund to $1.8 billion as of June 30, 1998, 3.2% of General Fund revenues. This marks the third year in a row in which the SFEU had a positive balance and the State did not have to rely on deficit borrowing.

After much debate and many revisions, the State adopted its FY99 budget on August 21, 1998, one and a half months late. The favorable financial position of the State created a budget stalemate over the issue of how to spend the large surplus. The adopted FY99 budget reflects General Fund revenues totaling $57.0 billion, a 4.2% increase over FY98, and expenditures totaling $57.3 billion, up 7.3% over FY98. The projected short fall in revenues will be covered by a draw down of the SFEU. The State projects to end FY99 with a SFEU balance of $1.25 billion, 2% of General Fund revenues. Expenditure increases are focused on education and incarceration spending. Governor Wilson also signed State legislation which provides for over $1.4 billion in tax cuts. The central element is the phasing in of a 75% reduction in the State's motor vehicle license fee; this will eventually amount to $1 billion annual savings for taxpayers.

California continues to lead the nation in terms of job growth. The State added 377,500 nonfarm jobs in the last twelve months. In September, 1998, the State added 35,500 jobs, 51% of the 69,000 jobs added nationwide. The growth in jobs is concentrated in high technology industries, specifically: computer software, electronics manufacturing, and motion picture production. This growth has brought the State's unemployment rate down to the 1997 average of 6.3% versus 4.9% for the national average. In September, 1998, the State's unemployment rate was 5.8%; the national average was 4.5%. Personal income grew by 7% in 1998 over 1997.

California's per capita personal income for 1997 was $26,570, 104% of the national average. California's per capita income, as a percent of the national average, declined from 115% in 1985 to a low of 103% in 1994. In 1995 the ratio increased to 104%, where it remained in 1996 and 1997.

International trade is a strong part of the State's economy. Recent economic turmoil in Asia has led to decreases in trade with these countries, however, California has experienced trade increases with Europe and NAFTA countries. These offsetting measures have led to no change in Made-In-California exports during the first six months of 1998 over the same period in 1997.

California is one of the largest issuers of municipal debt with $25 billion of debt outstanding. The size of the State and its wealth levels lessen the impact that debt of that magnitude could have. The State's debt per capita is $773, 122% of the national average. Debt service as a percent of per capita income is 3%, 110% of the national average. In FY97, annual debt service as a percent of General Fund expenditures was a manageable 4%. California currently has $15.2 billion of authorized but unissued debt for infrastructure needs in schools and for transportation projects. This backlog reflects the recent proposal for $9.2 billion of bonds that passed in the November 3, 1998 election.

The State's cash flow position has improved dramatically in the last year. California has ceased its practice of relying on interfund borrowing to offset cash flow volatility between fiscal years. As of June 30, 1998 the State had no outstanding loans from internal borrowable resources. This compares to the $1.2 billion that the State had outstanding as of June 30, 1997. Improving financial conditions allow the State to rely less on this source of temporary cash flow relief; this is also evidenced by the decrease in borrowing in the note market. California issued $1.7 billion of Revenue Anticipation Notes in September, 1998 for FY99. This represents a 57% decrease in cash flow borrowing from FY98.

California is benefiting from a strong economy which has lead to improved finances, specifically an improved cash flow position.

As of December 29, 1998, all outstanding general obligation bonds of the State of California were rated Aa3 by Moody's and A+ by S&P.

In recent years, California voters have approved a number of changes to the State constitution that have limited the ability of State and local issuers to raise revenues and adjust appropriations.

In 1978, California voters approved Proposition 13 which added Article XIII A to the California Constitution. Article XIII A changed the definition of assessed property value and placed restrictions on a taxing entity's ability to increase real property taxes. In 1979, voters also approved Proposition 4, the so-called Gann Initiative, which added Article XIII B to the California Constitution. The purpose of Article XIII B was to limit the annual appropriations of the State and any local government unit to the level of appropriations for the prior year, as adjusted for changes in cost of living, population and services required.
Article XIII B also specified that debt service obligations incurred prior to January 1, 1979 were excluded from the appropriations limits.

In the general elections of 1986, 1988, 1990 and 1996, California voters approved various measures that amended Article XIII A and XIII B and added
Article XIII C and XIII D to the State Constitution. Propositions 58 and 60 clarified the definitions of "purchased property" and "change of ownership" found in Article XIII A. Proposition 98, in addition to guaranteeing a percent of State funding for public schools, modified Article XIII B to permit excess State revenues to be transferred to public schools and community colleges rather than returned to taxpayers. Proposition 111 amended Article XIII B to ease restrictions on certain expenditure categories in calculating the annual appropriation ceiling. Article XIII C and XIII D place additional requirements on revenue raising abilities of local government units. Finally, on November 5, 1996, California voters approved Proposition 218, called the "Right to Vote on Taxes Act." This constitutional amendment restricts local governments' ability to raise or extend taxes without voter consent, places restrictions on the ability to charge certain fees and assessments, and makes it easier for voters to use the initiative process to reduce or repeal existing taxes.

Future voter initiatives, if proposed and adopted, could further modify Articles XIII A, XIII B, XIII C, and XIII D and place increased pressures on the State and local entities' ability to raise revenue and adjust appropriations.

INVESTMENT ADVISER AND SHAREHOLDER SERVICES

Investment adviser.

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over [XX] open and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

In certain cases the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser that have similar names, objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.



Pursuant to an investment management agreement, Scudder Kemper acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, cast in person at a meeting called for such purpose, and by the shareholders or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment.




The present investment management agreements the "Agreement" approved by the Trustees on July 21, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 17, 1998. The Agreement will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

For the services and facilities furnished, the Fund pays a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: 0.22% of the first $500 million of average daily net assets, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion. Pursuant to the investment management agreement, the Fund paid the Adviser, including the former investment adviser, fees of $__________, $306,000 and $127,000 for the fiscal years ended September 30, 1999, 1998 and 1997, respectively.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related hereto. Currently, SFAC receives no fee for its services to the Fund, however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.


Distributor. Pursuant to a distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, serves as distributor, administrator and principal underwriter to the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall act as agent for the Fund in the sale of its shares and shall appoint various firms to provide a cash management service for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients and prospective clients. The Fund has adopted a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plan"). The rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI pays for supplementary sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plan, the Fund pays KDI an annual distribution services fee, payable monthly, of .33% of average daily net assets of the Fund. The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Fund and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by KDI upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding shares. The fee payable pursuant to the 12b-1 Plan may not be increased without shareholder approval and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. If additional Portfolios are authorized by the Board of Trustees, the provisions concerning the continuation, amendment and termination of the distribution services agreement and the 12b-1 Plan will be on a Portfolio by Portfolio basis.

KDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for the Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services which the banks may be prohibited from providing, for their clients who wish to invest in the Fund. KDI also may provide some of the above services for the Fund. KDI normally pays the firms at an annual rate ranging from .15% to .33% of average net assets of those accounts that they maintain and service. KDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.


For the fiscal year ended September 30, 1999, the Fund incurred distribution fees of $____________. Of such amount, KDI remitted $__________ to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 1999, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $__________; advertising and literature $_______; and marketing and sales expenses $____________; for a total of $____________. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, KDI has made no attempt to differentiate between expenses that are overhead and those that are not.


For the fiscal year ended September 30, 1998, the Fund incurred distribution fees of $465,000. Of such amount, KDI remitted $462,000 to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 1998, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $462,000; advertising and literature $0; and marketing and sales expenses $37,000; for a total of $499,000. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, KDI has made no attempt to differentiate between expenses that are overhead and those that are not.


For the fiscal year ended September 30, 1997, the Fund incurred distribution fees of $190,000. Of such amount, KDI remitted $182,000 to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 1997, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms

$182,000;  advertising and
literature $0; and marketing and sales expenses $30,000; for a total of $212,000. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, KDI has made no attempt to differentiate between expenses that are overhead and those that are not.


Certain trustees or officers of the Fund are also directors or officers of the Adviser and KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Investors Fiduciary Trust Company ("IFTC") is the transfer agent of the Fund (see "Purchase of Shares" in the prospectus). Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agents. IFTC receives, as transfer agent, and pays to KSvC as follows: annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. For the fiscal years ended September 30, 1999, 1998 and 1997, IFTC remitted fees in the amount of $__________, $125,000 and $21,000, respectively, to KSvC as Shareholder Service Agent.


Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS


Allocation of brokerage is supervised by the Adviser.


Portfolio transactions are undertaken principally to pursue the Fund's investment objective in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. These transactions may increase or decrease the yield of the Fund depending upon management's ability to correctly time and execute such transactions. Since the Fund's assets will be invested in short-term Municipal Securities, its portfolio will turn over several times a year. However, since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's turnover rate for reporting purposes will be zero.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a fund managed by the Adviser.


To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

The Trustees for the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases and none have been paid during the Fund's last three fiscal years. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES


Purchase of Shares. Fund shares are sold at their net asset value next determined after an order and payment are received in the form described in the Fund's prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Adviser and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Fund or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.



Redemption of Shares. Upon receipt by the Fund's Shareholder Service Agent (see "Redemption of Shares" in the prospectus) of a request for redemption in proper form, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus. A shareholder may elect to use either the regular or expedited redemption procedures.


The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for protection of the Fund's shareholders.


Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders and guardian account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, and subject to the limitations on liability described above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Central time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.


Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is  authorized  on the Account  Information  Form,  Redemption
Checks must be signed by all account owners. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund normally on the fifteenth day of each month, if a business day, otherwise on the next business day. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Kemper Funds. To use this privilege of investing Fund dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in this Fund.

The Fund calculates its dividends based on its daily net investment income. For this purpose, net investment income consists of (a) accrued interest income plus or minus amortized original issue discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of the Fund are accrued each day. Since the Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value so computed deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.


Net Asset Value. Fund shares are sold at their net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." The net asset value of a Fund share is calculated by dividing the total assets of the Fund less its liabilities by the total number of shares outstanding. The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Central time, and on each other day on which there is a sufficient degree of trading in the Fund's investments that its net asset value might be affected, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Fund and received by Kemper Distributors, Inc. ("KDI"), the primary administrator, distributor and principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal Funds in accordance with procedures established by KDI. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis, in accordance with the procedures established by KDI. The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market-based values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market-based values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Taxes. Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's
"modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult with their tax advisers with respect to the consequences of the Superfund Act.

To the extent that dividends are derived from earnings on California state and local government issues, such dividends will be exempt from California income taxes provided the Fund has complied with the requirement that at least 50% of its assets at the close of each quarter in the taxable year be invested in Municipal Securities of California state and local issuers.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Fund are to be treated as interest on private activity bonds in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year, 3% of the net interest income of the Fund was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Fund, and 50% of Social Security benefits. Individuals are advised to consult their tax advisers with respect to the taxation of Social Security benefits.

Dividends to the extent of interest income received on California state and local government issues, will be exempt from State of California income taxes provided at least 50% of the Fund's total assets are invested in such issues at the close of each quarter in the taxable year. The tax exemption for federal and California income tax purposes of dividends from the Fund does not necessarily result in exemptions under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income, and shareholders of the Fund are advised to consult their own tax advisers in that regard and as to the status of their accounts under state and local tax laws.

The Fund is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

PERFORMANCE


From time to time, the Fund may advertise several types of performance information for the Portfolio, including "yield" and "effective yield." Each of these figures is based upon historical earnings and is not representative of the future performance of the Fund. The yield of the Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. The tax equivalent yield is similar to the effective yield calculated on an after-tax basis.

The Fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the Fund as follows. The first calculation is net investment income per share, which is accrued interest on Fund securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations. For the seven-day period ended September 30, 1999, the Fund's yield was ________%.


The Fund's effective seven-day yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1)365/7 - 1. The Fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1)365/30 - 1. For the seven-day period ended September 30, 1999, the Fund's effective yield was _________%.


The tax-equivalent yield of the Fund is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by (one minus the stated combined State of California and federal income tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Based upon an assumed combined State of California and federal income tax rate of 42.9% and the Fund's yield as computed as described above for the seven day period ended September 30, 1999, the Fund's tax-equivalent yield was _________%. Based upon an assumed federal income tax rate of 37.1% and the
Fund's yield computed as described above for the seven-day period ended September 30, 1999, the Fund's tax-equivalent yield was ________%. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

The Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Fund with that of its competitors. Past performance cannot be a guarantee of future results.

The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments performance indexes of those investments or economic indicators. The Fund may also describe the Fund's holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Investors also may want to compare the Fund's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. The Fund's yield will fluctuate. Also, while the Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so. In addition, investors may want to compare the Fund's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 1999 Federal and State tax rate schedules.

Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $126,500


               Taxable Income                  Your Marginal                       A Tax-Exempt Yield of:
                                              Federal Tax Rate
                                              ----------------
                                                                  4%        5%         6%         7%         8%         9%
       Single                 Joint                                         Is Equivalent to a Taxable Yield of:
       ------                 -----                                         ------------------------------------


$25,350-$61,400       $42,350-$102,300          28.0%
Over $61,400          Over $102,300              31.0


                                                 Combined
                                                 Marginal
               Taxable Income                 California and                       A Tax-Exempt Yield of:
                                             Federal Tax Rate
                                             ----------------
                                                                  4%        5%         6%         7%         8%         9%
       Single                 Joint                                         Is Equivalent to a Taxable Yield of:
       ------                 -----                                         ------------------------------------


$25,350-$26,644       $42,350-$53,288               32.3%
$26,644-33,673        $53,288-$67,346               33.8
$33,673-$61,400       $67,346-$102,300              34.7
Over $61,400          Over $102,300                 37.4

Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $126,500


               Taxable Income                  Your Marginal                       A Tax-Exempt Yield of:
                                              Federal Tax Rate
                                              ----------------
                                                                  4%        5%         6%         7%         8%         9%
       Single                 Joint                                         Is Equivalent to a Taxable Yield of:
       ------                 -----                                         ------------------------------------


$ 61,400-$128,100     $102,300-$155,950         31.9%
$128,100-$278,450     $155,950-$278,450          37.1
Over $278,450         Over $278,450              40.8


                                                 Combined
                                                 Marginal
               Taxable Income                 California and                       A Tax-Exempt Yield of:
                                             Federal Tax Rate
                                             ----------------
                                                                  4%        5%         6%         7%         8%         9%
       Single                 Joint                                         Is Equivalent to a Taxable Yield of:
       ------                 -----                                         ------------------------------------


$ 61,400-$128,100     $102,300-$155,950             38.2%
$128,100-$278,450     $155,950-$278,450             42.9
Over $278,450         Over $278,450                 46.3


o This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $124,500. For a married couple with adjusted gross income between $186,800 and $309,300 (single between $124,500 and $247,000), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate.

o or example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100%-38.5%)).

OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI are listed below. All persons named as trustees also serve in similar capacities for other funds advised by the Adviser.


JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; First Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7011 Green Tree Drive, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

THOMAS W. LITTAUER  (4/26/55),  Trustee and Vice President*,  Two  International
Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services for an unaffiliated investment management firm from 1991 to 1996.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.

CORNELIA M. SMALL (7/28/44), Trustee*, 345 Park Avenue, New York, NY; Managing Director, Scudder Kemper.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI Consulting; prior thereto, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.


*    Interested persons as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's fiscal year ended September 30, 1999 and the total compensation that Kemper funds paid to each trustee during calendar year 1998.



                                                  Aggregate Compensation             Total Compensation Kemper
Name of Trustee                                         From Fund                     Funds Paid to Trustees***
---------------                                         ---------                     -------------------------

John W. Ballantine*
Lewis A. Burnham.......................
Donald L. Dunaway**....................
Robert B. Hoffman......................
Donald R. Jones........................
Shirley D. Peterson....................
William P. Sommers.....................

*    Mr. Ballantine was elected to the Board on __________________.

** Includes deferred fees pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $____________.

*** Includes compensation for services as trustee on 25 fund boards with 41 portfolios. Each trustee currently serves as a trustee of 27 Kemper Funds and 47 fund portfolios.

As of December 31, 1999, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund, and no person owned of record 5% or more of the outstanding shares of the Fund.


SPECIAL FEATURES


Exchange Privilege. Subject to the limitations described below, Class A shares (or the equivalent) of the following Kemper Funds may be exchanged for each other at their relative net asset values: Kemper Adjustable Rate U.S. Government Fund, Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Diversified Income Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper New Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Quantitative Equity Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Retirement Fund -- Kemper Retirement Fund -- Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Target 2010 Fund, Kemper Short-Intermediate Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Funds").). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Fund in excess of $1,000,000 (except Zurich Yieldwise Money Fund and Kemper Cash Reserves Fund), acquired by exchange from another Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Kemper fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Adviser's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent

Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or KDI. Exchanges also may be authorized by telephone if the account holder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568, subject to the limitations on liability described under "Redemption of Shares" in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of another such Kemper Fund. Shareholders interested in the systematic exchange privilege may obtain the appropriate forms and prospectuses of the other funds from firms or the Shareholder Service Agent. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege", except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

Systematic Withdrawal Program. The owner of $5,000 or more of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The right is reserved to amend the systematic withdrawal program on thirty days notice. The program may be terminated at any time by the shareholder or the Fund. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.

Electronic Funds Transfer Programs. For your convenience, the Fund has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Fund for these ACH transactions. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to rely upon telephone instructions from any person to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account, subject to the limitations on liability under "Redemption of Shares" in the prospectus. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Fund. Shareholders should contact the Kemper Service Company at 1-800-621-1048 or the firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Fund.

SHAREHOLDER RIGHTS

The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on February 25, 1987. The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value. While only shares of a single Portfolio are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any Portfolio) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Securities are Aaa and Aa. Municipal Securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated Municipal Securities. The Aaa and Aa rated Municipal Securities comprise what are generally known as "high grade."

The two highest ratings of Standard & Poor's Corporation ("S&P") for Municipal Securities are AAA (Prime) and AA (High Grade). Municipal Securities rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

An S&P municipal and corporate commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is very strong. The designation A-2 indicates the capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA or AA by S&P or Aaa or Aa by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." The Moody's corporate debt ratings of Aaa and Aa do not differ materially from those set forth above for Municipal Securities.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's. Among the factors considered by them in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

After its purchase by the Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Fund's investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P or Moody's for Municipal Securities or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities or temporary investments in accordance with the investment policies contained herein.

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------

                    (a)                     Articles of Incorporation/Declaration of Trust incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration
                                            Statement on Form N-1A filed on January 2, 1996.

                    (b)                     By-laws incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on January 2, 1996.

                    (c)                     Text of Share Certificate incorporated herein by reference to Post-Effective
                                            Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on
                                            January 2, 1996.

                   (d)(1)                   Revised Investment Management Agreement dated September 8, 1998 is filed herein.


                   (e)(1)                   Administration, Shareholder Services and Distribution Agreement dated
                                            September 7, 1998 incorporated herein by reference to Post-Effective
                                            Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on December 3, 1998.

                    (f)                     Inapplicable

                   (g)(1)                   Custodian Contract between Registrant and State Street Bank and Trust
                                            Company dated May 3, 1999 is filed herein.

                 (h)(1)(a)                  Agency Agreement incorporated herein by reference to Post-Effective
                                            Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on
                                            January 2, 1996.

                 (h)(1)(b)                  Supplement to Agency Agreement incorporated herein by reference to
                                            Post-Effective Amendment No. 10 to Registrant's Registration Statement on
                                            Form N-1A filed on January 2, 1997.

                   (h)(2)                   Fund Accounting Services Agreement dated December 31, 1997 incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's
                                            Registration Statement on Form N-1A filed on December 3, 1998.

                    (i)                     Legal Opinion  and Consent of Counsel to be filed by amendment.

                    (j)                     Report and Consent of Auditors to be filed by amendment.

                    (k)                     Inapplicable

                    (l)                     Inapplicable

                    (m)                     Amended and Restated Rule 12b-1 Plan dated August 1, 1998 incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's
                                            Registration Statement on Form N-1A filed on December 3, 1998.


                    (n)                     Inapplicable

                    (o)                     Inapplicable

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                           Business and Other Connections of Board
             Name          of Directors of Registrant's Adviser
             ----          ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**


                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Steven Gluckstern          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Zurich Holding Company of America o

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###


                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,
                     R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                     British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

(a)

Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

(b)

Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Trustee, Vice President, Chairman of
                                                                                   the Board of Trustees

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None


                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement, pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 19th day of November, 1999.

                                                 TAX-EXEMPT CALIFORNIA MONEY
                                                  MARKET FUND



                                                 By  /s/ Mark S. Casady
                                                     ------------------
                                                     Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on November 19, 1999, on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


                                                                                         November 19, 1999
--------------------------------------
Thomas W. Littauer                          Chairman and Trustee


/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      November 19, 1999


/s/ Lewis A. Burnham                                                                     November 19, 1999
--------------------------------------
Lewis A. Burnham*                           Trustee


/s/ Donald L. Dunaway                                                                    November 19, 1999
--------------------------------------
Donald L. Dunaway*                          Trustee


/s/ Robert B. Hoffman                                                                    November 19, 1999
--------------------------------------
Robert B. Hoffman*                          Trustee


/s/ Donald R. Jones                                                                      November 19, 1999
--------------------------------------
Donald R. Jones*                            Trustee


/s/ Shirley D. Peterson                                                                  November 19, 1999
--------------------------------------
Shirley D. Peterson*                        Trustee


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/ William P. Sommers                                                                   November 19, 1999
--------------------------------------
William P. Sommers*                         Trustee


 /s/ John R. Hebble                                                                      November 19, 1999
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and
                                            Accounting Officer)



*By:     /s/ Philip J. Collora
         ---------------------
         Philip J. Collora**

         ** Philip J. Collora signs this document pursuant to powers of attorney contained in Post-Effective Amendment
            No. 11 to the Registration Statement,
            filed January 27, 1998 and filed
            herein.

                            LIMITED POWER OF ATTORNEY
                            -------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Tax-Exempt California Money Market Fund, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: November 19, 1999

                                              /s/ John W. Ballantine
                                              John W. Ballantine
                                              Trustee

                                                               File No. 33-12938
                                                               File No. 811-5076

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 13
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 14

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                  EXHIBIT INDEX


                                 Exhibit (d)(1)
                                 Exhibit (g)(1)